SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           26-Dec-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840-01             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   26-Dec-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Dec-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         26-Dec-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        26-Dec-02

DISTRIBUTION SUMMARY


       Beginning                       Prin       Ending
Class   Balance       Principal        Loss       Balance
A-1    159,656,583       6,610,379          N/A 153,046,204
A-2    110,968,524       7,570,868          N/A 103,397,656
A-IO   231,384,467               0          N/A 219,259,501
M-1     26,000,000               0           0   26,000,000
M-2     19,000,000               0           0   19,000,000
B       15,000,000               0           0   15,000,000
X      336,565,570               0          N/A 323,056,559
R                0               0          N/A           0
Total  330,625,108      14,181,247           0  316,443,860



                                   Current Period
                          Interest Pass-Through
Class     Interest      Shortfall         Rate
  A-1      237,157               0     1.72500%
  A-2      167,223               0     1.75000%
 A-IO    1,579,854               0     6.62000%
  M-1       56,644               0     2.53000%
  M-2       52,846               0     3.23000%
    B       54,638               0     4.23000%
    X            0               0
    R            0               0     1.75000%
Total    2,148,361               0

AMOUNTS PER $1,000 UNIT
                                                   Interest
                                               Carry-forward         Ending
ClassCusip                    Prin         Int       Amount         Balance
A-1  22540V UF 7         33.051896    1.185783     0.000000      765.231021
A-2  22540V UG 5         54.077630    1.194453     0.000000      738.554686
A-IO 22540V UH 3          0.000000    5.434653     0.000000      754.246648
M-1  22540V UK 6          0.000000    2.178611     0.000000     1000.000000
M-2  22540V UL 4          0.000000    2.781389     0.000000     1000.000000
B    22540V UM 2          0.000000    3.642500     0.000000     1000.000000
X    22540V UN 0          0.000000    0.000000     0.000000      807.641296
R    22540V UJ 9          0.000000    0.000000     0.000000        0.000000

                                        0            0             0
Principal Distributions:
Beginning Balance                  198,485,557  138,080,014     336,565,570
     Scheduled Principal               113,448       86,480         199,929
     Prepays (Includes Curtail)      6,183,578    7,125,505      13,309,083
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remit           6,297,026    7,211,985      13,509,012
     Net Realized Losses                     0            0               0
Ending Balance                     192,188,530  130,868,029     323,056,559
Count                                    1,705        1,125           2,830

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Add to avail cert prin                       0            0               0
Ending Balance                               0            0               0

Ending Collateral Balance          192,188,530  130,868,029     323,056,559
Ending OC Amount                                                  6,612,699

Interest Distributions:
Sched Int (Net of Serv Fee)          1,505,739    1,030,979       2,536,718
Cap Int Account withdrawals                  0            0               0
Less Relief Act Int Short                    0            0               0
                                     1,506,077    1,030,979       2,537,056
Capitalized Interest Account:
Beginning Balance                            0            0               0
plus: Investment Income                      0            0               0
less: Cap Int Requirement                    0            0               0
less: Withdraw Overfunded Int                0            0               0
Ending Balance                               0            0               0

                                        0           0              0

Servicing Fee                           82,702       57,533         140,236
Trustee Fee                                827          575           1,402
Credit Risk Manager Fee                  2,895        2,014           4,908
FSA Premium                              7,983        5,548          13,531


Current  Advances                      790,020      546,415       1,336,436
Outstanding  Advances                1,243,434      818,727       2,062,162

Delinquency Information

     30-59 days delinq             60-89 days delinq
Grp  Count         Bal             Count       Bal
1    73            8,147,357       13          1,613,180
2    56            6,645,360       14          974,440
Total129           14,792,717      27          2,587,619
*Note:  The above statistics do not include loans in Fore., Bank., or REO .

     90+ days delq
Grp  Count         Bal
1    20            2,065,152
2    14            1,444,998
Total34            3,510,150
*Note:  The above statistics do not include loans in Fore., Bank., or REO .

     Foreclosure                   Bankruptcy
Grp  Count         Balance         Count       Balance
1    90            10,037,028      41          4,640,714
2    49            5,989,850       25          2,721,929
Total139           16,026,878      66          7,362,643

                   REO
Grp  Count         Balance         Market Value
1    11.00         874,627.30      918,496.46
2    4.00          548,494.83      443,229.10
Total15.00         1,423,122.13    1,361,725.56


Number of Loans with Prepayment Premiums                                 64
Amount of Prepayment Premiums                                       303,383


Delinquency Rate (> 60 Days)                                         9.5681%
Rolling Three Month Delinquency Rate                                 8.2419%


Realized Losses incurred during the related Due Period                 (338)
Cumulative Net Realized Losses since Startup Day                     26,967


Weighted Average Term to Maturity of Mortgage Loans                      335
Weighted Average Gross Coupon of Mortgage Loans                      9.5221%


Insured Payment on Class A                                                0

Net Excess Spread                                                    2.3195%


Net WAC (gross of FSA fee)                                           8.9996%


Basis Risk Reserve Account Balance                                    5,000


Senior Enhancement Percentage                                       20.6195%


Aggregate Repurchases                                                     0

Trigger Event Occurred                                                   YES

Balance of Liquidated Loans                                               0



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA